IFRS 7 Disclosure	12 Months Ended
Oct. 31, 2018
Text block1 [abstract]
IFRS 7 Disclosure

Management of risk

We have provided certain disclosures required under IFRS 7 “Financial Instruments – Disclosures” related to the nature and extent of risks arising from financial instruments in the MD&A, as permitted by that IFRS standard. These disclosures are included in the “Risk overview”, “Credit risk”, “Market risk”, “Liquidity risk”, “Operational risk”, “Reputation and legal risk”, and “Regulatory compliance risk” sections.

Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.

Our risk management framework includes:

•	CIBC and SBU-level risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test compliance with key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.

Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:

(i)

CIBC’s lines of business and functional groups own the risk and are responsible for managing all risks associated with their activities, including identifying, assessing, mitigating and controlling them – this is the first line of defence;

(ii)

As the second line of defence, CIBC’s Risk Management, and other functional groups are responsible for providing guidance and effective independent oversight and challenge of the enterprise-wide risks inherent in CIBC’s business activities; and

(iii)	As the third line of defence, CIBC’s internal audit function provides an independent assessment of the design and operating effectiveness of risk management controls, processes and systems.

Risk governance structure

Our risk governance structure is illustrated below:

Board of Directors (the Board): The Board oversees the enterprise-wide risk management program through approval of our risk appetite and supporting risk management policies and limits. The Board accomplishes its mandate through its Audit, Risk Management, Management Resources and Compensation, and Corporate Governance committees, described below.

Audit Committee (AC): The Audit Committee reviews the overall design and operating effectiveness of internal controls and the control environment, including controls over the risk management process.

Risk Management Committee (RMC): This committee assists the Board in fulfilling its responsibilities for defining CIBC’s risk appetite and overseeing CIBC’s risk profile and performance against the defined risk appetite. This includes oversight of policies, procedures and limits related to the identification, measurement, monitoring and controlling of CIBC’s principal business risks.

Management Resources and Compensation Committee (MRCC): This committee is responsible for assisting the Board in their global oversight of CIBC’s human capital strategy, including talent strategy, succession planning and total rewards and their alignment with CIBC’s strategy, risk appetite and controls.

Corporate Governance Committee (CGC): This committee is responsible for assisting the Board in fulfilling its corporate governance oversight responsibilities.

Executive Committee (ExCo): The ExCo, led by the CEO and including the executives reporting directly to the CEO, is responsible for setting business strategy and for monitoring, evaluating and managing risks across CIBC. The ExCo is supported by the following committees:

•

Global Asset Liability Committee (GALCO): This committee, which comprises members from the ExCo and senior Treasury and Risk Management executives, provides oversight regarding capital management, funding and liquidity management, and asset liability management. It also provides strategic direction regarding structural interest rate risk and structural foreign exchange risk postures, approval of funds transfer pricing policies/parameters and approval of wholesale funding plans.

•

Global Risk Committee (GRC): This committee, which comprises the ExCo and senior leaders from the lines of business, Risk Management and other functional groups, provides a forum for discussion and oversight of risk appetite, risk profile and risk-mitigation strategies. Key activities include reviewing, and providing input regarding CIBC’s risk appetite statements; monitoring risk profile against risk appetite, reviewing, and evaluating business activities in the context of risk appetite; and identifying, reviewing, and advising on current and emerging risk issues and associated mitigation plans.

Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.

Credit risk arises out of the lending businesses in each of our SBUs. Other sources of credit risk consist of our trading activities, which include our over-the-counter (OTC) derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.

Policies

To control credit risk, prudent credit risk management principles are used as a base to establish policies, standards and guidelines that govern credit activities as outlined by the credit risk management policy.

The credit risk management policy supplements CIBC’s risk management framework and risk appetite framework, and together with CIBC’s portfolio concentration limits for credit exposures, CIBC’s common risk/concentration risk limits for credit exposures, and other supporting credit risk policies, standards and procedures, assists CIBC in achieving its desired risk profile by providing an effective foundation for the management of credit risk.

Credit risk limits

The RMC approves Board limits, and exposures above Board limits require reporting to, or approval of, the RMC. Management limits are approved by the CRO. Usage is monitored to ensure risks are within allocated management and Board limits. Exposures above management limits require the approval of the CRO. Business lines may also impose lower limits to reflect the nature of their exposures and target markets. This tiering of limits provides for an appropriate hierarchy of decision making and reporting between management and the RMC. Credit approval authority flows from the Board and is further cascaded to officers in writing. The Board’s Investment and Lending Authority Resolution sets thresholds above which credits require reporting to, or approval of, the RMC, ensuring an increasing level of oversight for credits of higher risk. CIBC maintains country limits to control exposures within countries outside of Canada and the United States.

Credit concentration limits

At a bank-wide level, credit exposures are managed to promote alignment to our risk appetite statement, to maintain the target business mix and to ensure that there is no undue concentration of risk. We set limits to control borrower concentrations by risk-rating band for large exposures (i.e., risk-rated credits). Direct loan sales, credit derivative hedges, or structured transactions may also be used to reduce concentrations. We also have a set of portfolio concentration limits in place to control exposures by country, industry, product and activity. Further, our policies require limits to be established as appropriate for new initiatives and implementation of strategies involving material levels of credit risk. Concentration limits represent the maximum exposure levels we wish to hold on our books. In the normal course, it is expected that exposures will be held at levels below the maximums. The credit concentration limits are reviewed and approved by the RMC at least annually.

Credit concentration limits are also applied to our retail lending portfolios to mitigate concentration risk. We not only have concentration limits to individual borrowers and geographic regions, but also to different types of credit facilities, such as unsecured credits, rental occupancy purpose credits, condominium secured credits and mortgages with a second or third charge where we are behind another lender. In addition, we limit the maximum insured mortgage exposure to private insurers in order to reduce counterparty risk.

Credit risk mitigation

We may mitigate credit risk by obtaining a pledge of collateral, which improves recoveries in the event of a default. Our credit risk management policies include verification of the collateral and its value and ensuring that we have legal certainty with respect to the assets pledged. Valuations are updated periodically depending on the nature of the collateral, legal environment, and the creditworthiness of the counterparty. The main types of collateral include: (i) cash or marketable securities for securities lending and repurchase transactions; (ii) cash or marketable securities taken as collateral in support of our OTC derivatives activity; (iii) charges over operating assets such as inventory, receivables and real estate properties for lending to small business and commercial borrowers; and (iv) mortgages over residential properties for retail lending.

In certain circumstances we may use third-party guarantees to mitigate risk. We also obtain insurance to reduce the risk in our real estate secured lending portfolios, the most material of which relates to the portion of our residential mortgage portfolio that is insured by CMHC, an agency of the Government of Canada.

We mitigate the trading credit risk of OTC derivatives, securities lending and repurchase transactions with counterparties by employing the International Swaps and Derivatives Association (ISDA) Master Agreement, as well as Credit Support Annexes (CSAs) or similar master and collateral agreements. See Note 12 to the consolidated financial statements for additional details on the risks related to the use of derivatives and how we manage these risks.

ISDA Master Agreements and similar master and collateral agreements, (such as the global master repurchase agreement and global master securities lending agreement,) facilitate cross transaction payments, prescribe close-out netting processes, and define the counterparties’ contractual trading relationship. In addition, the agreements formalize non-transaction specific terms. Master agreements serve to mitigate our credit risk by outlining default and termination events, which enable parties to close out of all outstanding transactions in the case of a negative credit event on either party’s side. The mechanism for calculating termination costs in the event of a close out are outlined in the master agreement; this allows for the efficient calculation of a single net obligation of one party to another.

CSAs and other collateral agreements are often included in ISDA Master Agreements or similar master agreements governing securities lending and repurchase transactions. They mitigate counterparty credit risk by providing for the exchange of collateral between parties when a party’s exposure to the other exceeds agreed upon thresholds, subject to a minimum transfer amount. CSAs and other collateral agreements which operate with master agreements also designate acceptable collateral types, and set out rules for re-hypothecation and interest calculation on collateral. Collateral types permitted under CSAs and other master agreements are set through our trading credit risk management documentation procedures. These procedures include requirements around collateral type concentrations.

Consistent with global initiatives to improve resilience in the financial system, we will clear derivatives through CCPs where feasible. Credit derivatives may be used to reduce industry sector concentrations and single-name exposure.

Process and control

The credit approval process is centrally controlled, with all significant credit requests submitted to a credit adjudication group within Risk Management that is independent of the originating businesses. Approval authorities are a function of the risk and amount of credit requested. In certain cases, credit requests must be referred to the Credit Committee, a subcommittee of the GRC, or to the RMC for approval.

After initial approval, individual credit exposures continue to be monitored, with a formal risk assessment, including review of assigned ratings, documented at least annually. Higher risk-rated accounts are subject to closer monitoring and are reviewed at least quarterly. Collections and specialized loan workout groups handle the day-to-day management of high risk loans to maximize recoveries.

Risk measurement

Exposures subject to AIRB approach

Under the AIRB approach we are required to categorize exposures to credit risk into broad classes of assets with different underlying risk characteristics. This asset categorization may differ from the presentation in our consolidated financial statements. Under the AIRB approach, credit risk is measured using the following three key risk parameters(1):

•	PD – the probability that the obligor will default within the next 12 months.
•	EAD – the estimate of the amount which will be drawn at the time of default.
•	LGD – the expected severity of loss as the result of the default, expressed as a percentage of the EAD.

Our credit risk exposures are divided into business and government and retail portfolios.

Regulatory models used to measure credit risk exposure under the AIRB approach are subject to CIBC’s model risk management process.

(1)	These parameters differ from those used in the calculation of expected credit losses under IFRS 9. See the “Accounting and control matters” section for further details.

Business and government portfolios (excluding scored small business) – risk-rating method

The portfolios comprise exposures to corporate, sovereign, and bank obligors. Our adjudication process and criteria includes assigning an obligor default rating that reflects our estimate of the financial strength of the borrower, and a facility rating or loss given default rating that reflects the collateral amount and quality applicable to secured exposures, the seniority position of the claim, and the capital structure of the borrower for unsecured exposures.

The obligor rating takes into consideration our financial assessment of the obligor, the industry, and the economic environment of the region in which the obligor operates. Where a guarantee from a third party exists, both the obligor and the guarantor will be assessed. While our obligor rating is determined independently of external ratings for the obligor, our risk-rating methodology includes a review of those external ratings.

CIBC employs a 20-point master internal obligor default rating scale that broadly maps to external agencies ratings as presented in the table below.

Grade	CIBC rating	S&P equivalent	Moody’s equivalent
Investment grade	00 – 47	AAA to BBB-	Aaa to Baa3
Non-investment grade	51 – 67	BB+ to B-	Ba1 to B3
Watch list	70 – 80	CCC+ to C	Caa1 to Ca
Default	90	D	C

We use quantitative modelling techniques to assist in the development of internal risk-rating systems. The risk-rating systems have been developed through analysis of internal and external credit risk data, supplemented with expert judgment. The risk ratings are used for portfolio management, risk limit setting, product pricing, and in the determination of regulatory and economic capital.

Our credit process is designed to ensure that we approve applications and extend credit only where we believe that our client has the ability to repay according to the agreed terms and conditions.

Our credit framework of policies and limits defines our appetite for exposure to any single name or group of related borrowers, which is a function of the internal risk rating. We generally extend new credit only to borrowers in the investment and non-investment grade categories noted above. Our credit policies are also defined to manage our exposure to concentration in borrowers in any particular industry or region.

In accordance with our process, each obligor is assigned an obligor default rating and the assigned rating is mapped to a PD estimate that represents a long-run average one-year default likelihood. For corporate obligors, PD estimates are calculated using joint maximum likelihood techniques based on our internal default rate history by rating category and longer dated external default rates as a proxy for the credit cycle to arrive at long-run average PD estimates. Estimates drawn from third party statistical default prediction models are used to supplement the internal default data for some rating bands where internal data is sparse. For small and medium corporate enterprises, PD estimates are developed using only internal default history. For bank and sovereign obligors, PD estimates are derived from an analysis based on external default data sets and supplemented with internal data where possible. We examine several different estimation methodologies and compare results across the different techniques. In addition, we apply the same techniques and estimation methodologies to analogous corporate default data and compare the results for banks and sovereigns to the corporate estimates for each technique. A regulatory floor is applied to PD estimates for corporate and bank obligors.

Each facility is assigned a loss given default rating and each assigned rating is mapped to an LGD estimate that considers economic downturn conditions. For corporate obligors, LGD estimates are primarily derived from internal historical recovery data. Time to resolution is typically 1 to 2 years for most corporate obligors, and 1 to 4 years in the real estate sector. LGD values are based on discounted post-default cash flows for resolved accounts and include material direct and indirect costs associated with collections. External data is used in some cases to supplement our analysis. Economic downturn periods are identified for each portfolio by examining the history of actual losses, default rates and LGD. For bank and sovereign exposures, LGD estimates are primarily driven by expert judgment supplemented with external data and benchmarks where available. Appropriate adjustments are made to LGD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts.

EAD is estimated based on the current exposure to the obligor together with possible future changes in that exposure driven by factors such as the available undrawn credit commitment amount and the obligor default rating. EAD estimates are primarily based on internal historical loss data supplemented with comparable external data. Economic downturn periods are identified for each portfolio by examining the historical default rates and actual EAD factors.

Appropriate adjustments are made to PD, LGD and EAD estimates to account for various uncertainties associated with estimation techniques and data limitations, including adjustments for unresolved accounts (for LGD).

A simplified risk-rating process (slotting approach) is used for part of our uninsured Canadian commercial mortgage portfolio, which comprises non-residential mortgages and multi-family residential mortgages. These exposures are individually rated on our rating scale using a risk-rating methodology that considers the property’s key attributes, which include its loan-to-value (LTV) and debt service ratios, the quality of the property, and the financial strength of the owner/sponsor. All exposures are secured by a lien over the property. In addition, we have insured multi-family residential mortgages, which are not treated under the slotting approach, but are instead treated as sovereign exposures.

Retail portfolios

Retail portfolios are characterized by a large number of relatively small exposures. They comprise of: real estate secured personal lending (residential mortgages and personal loans and lines secured by residential property); qualifying revolving retail exposures (credit cards, overdrafts and unsecured lines of credit); and other retail exposures (loans secured by non-residential assets, unsecured loans including student loans, and scored small business loans).

We use scoring models in the adjudication of new retail credit exposures, which are based on statistical methods of analyzing the unique characteristics of the borrower, to estimate future behaviour. In developing our models, we use internal historical information from previous borrowers, as well as information from external sources, such as credit bureaus. The use of credit scoring models allows for consistent assessment across borrowers. There are specific guidelines in place for each product, and our adjudication decision will take into account the characteristics of the borrower, any guarantors, and the quality and sufficiency of the collateral pledged (if any). The lending process will include documentation of, where appropriate, satisfactory identification, proof of income, independent appraisal of the collateral and registration of security.

Retail portfolios are managed as pools of homogeneous risk exposures, using external credit bureau scores and/or other behavioural assessments to group exposures according to similar credit risk profiles. These pools are established through statistical techniques. Characteristics used to group individual exposures vary by asset category; as a result, the number of pools, their size, and the statistical techniques applied to their management differ accordingly.

The following table maps the PD bands to various risk levels:

Risk level	PD bands
Exceptionally low	0.01% – 0.20%
Very low	0.21% – 0.50%
Low	0.51% – 2.00%
Medium	2.01% – 10.00%
High	10.01% – 99.99%
Default	100%

For the purposes of the AIRB approach for retail portfolios additional PD, LGD and EAD segmentation into homogenous risk exposures is established through statistical techniques. The principal statistical estimation technique is decision trees benchmarked against alternative techniques such as regression and random forests.

Within real estate secured lending, we have two key parameter estimation models: mortgages and real estate secured personal lines of credit. Within qualifying revolving retail, we have three key parameter estimation models: credit cards, overdraft, and unsecured personal lines. A small percentage of credit cards, overdraft, and unsecured line accounts that do not satisfy the requirements for qualifying revolving retail are grouped into other retail parameter models. Within other retail, we have three key parameter models: margin lending, personal loans, and scored small business loans. Each parameter model pools accounts according to characteristics such as: delinquency, current credit bureau score, internal behaviour score, estimated current LTV ratio, account type, account age, utilization, outstanding balance, or authorized limit.

PD is estimated as the average default rate over an extended period based on internal historical data, generally for a 5 to 10 year period, which is adjusted using internal historical data on default rates over a longer period or comparable external data that includes a period of stress. A regulatory floor is applied to our PD estimate for all retail exposures with the exception of insured mortgages and government-guaranteed loans.

LGD is estimated based on observed recovery rates over an extended period using internal historical data. In determining our LGD estimate, we exclude any accounts that have not had enough time since default for the substantial majority of expected recovery to occur. This recovery period is product-specific and is typically in the range of 1 to 3 years. Accounts that cure from default and return to good standing are considered to have zero loss. We simulate the loss rate in a significant downturn based on the relationship(s) between LGD and one or more of the following: PD; housing prices, cure rate, and recovery time; or observed LGD in periods with above-average loss rates. We apply appropriate adjustments to address various types of estimation uncertainty including sampling error and trending. A regulatory floor is applied to all real estate secured exposures with the exception of insured mortgages.

EAD for revolving products is estimated as a percentage of the authorized credit limit based on the observed EAD rates over an extended period using historical data. We simulate the EAD rate in a significant downturn based on the relationship(s) between the EAD rate and PD and/or the observed EAD rate in periods with above-average EAD rates. For term loan products, EAD is set equal to the outstanding balance.

We apply appropriate adjustments to PD, LGD, and EAD to address various types of estimation uncertainty including sampling error and trending.

Back-testing

We monitor the three key risk parameters – PD, EAD, and LGD – on a quarterly basis for our business and government portfolios and on a monthly basis for our retail portfolios. Every quarter, the back-testing results are reported to OSFI and are presented to the business and Risk Management senior management for review and challenge. For each parameter, we identify any portfolios whose realized values are significantly above or significantly below expectations and then test to see if this deviation is explainable by changes in the economy. If the results indicate that a parameter model may be losing its predictive power, we prioritize that model for review and update.

Stress testing

As part of our regular credit portfolio management process, we conduct stress testing and scenario analyses on our portfolio to quantitatively assess the impact of various historical, as well as hypothetical, stressed conditions, versus limits determined in accordance with our risk appetite. Scenarios are selected to test our exposures to specific industries (e.g., oil and gas and real estate), products (e.g., mortgages and cards), or geographic regions (e.g., Europe and Caribbean). Results from stress testing are a key input into management decision making, including the determination of limits and strategies for managing our credit exposure. See the “Real estate secured personal lending” section for further discussion on our residential mortgage portfolio stress testing.

Exposure to credit risk

The portfolios are categorized based upon how we manage the business and the associated risks. Gross credit exposure amounts presented in the table below represent our estimate of exposure at default which is net of derivative master netting agreements and CVA but is before allowance for credit losses or credit risk mitigation. Gross credit exposure amounts relating to our business and government portfolios are reduced for collateral held for repo-style transactions, which reflects the exposure at default value of such collateral. Non-trading equity exposures are not included in the table below as they have been deemed immaterial under the OSFI guidelines, and hence are subject to 100% risk-weighting.

$ millions, as at October 31			2018			2017
	AIRB approach (1)	Standardized approach	Total	AIRB approach (1)	Standardized approach	Total
Business and government portfolios
Corporate
Drawn	$85,899	$27,018	$112,917	$78,312	$23,390	$101,702
Undrawn commitments	43,180	4,885	48,065	39,078	4,085	43,163
Repo-style transactions	91,970	2	91,972	76,899	39	76,938
Other off-balance sheet	14,496	827	15,323	13,484	697	14,181
OTC derivatives	9,440	35	9,475	8,990	64	9,054
	244,985	32,767	277,752	216,763	28,275	245,038
Sovereign
Drawn	51,703	12,047	63,750	41,439	11,827	53,266
Undrawn commitments	6,576	–	6,576	5,642	–	5,642
Repo-style transactions	16,929	–	16,929	14,374	–	14,374
Other off-balance sheet	753	–	753	533	–	533
OTC derivatives	3,454	–	3,454	2,660	–	2,660
	79,415	12,047	91,462	64,648	11,827	76,475
Banks
Drawn	13,697	1,868	15,565	10,422	2,021	12,443
Undrawn commitments	1,041	5	1,046	840	8	848
Repo-style transactions	28,860	–	28,860	21,469	–	21,469
Other off-balance sheet	65,253	–	65,253	64,176	–	64,176
OTC derivatives	8,727	286	9,013	7,527	232	7,759
	117,578	2,159	119,737	104,434	2,261	106,695
Gross business and government portfolios	441,978	46,973	488,951	385,845	42,363	428,208
Less: collateral held for repo-style transactions	125,368	–	125,368	101,315	–	101,315
Net business and government portfolios	316,610	46,973	363,583	284,530	42,363	326,893
Retail portfolios
Real estate secured personal lending
Drawn	224,501	3,743	228,244	223,291	3,423	226,714
Undrawn commitments	19,572	2	19,574	18,922	3	18,925
	244,073	3,745	247,818	242,213	3,426	245,639
Qualifying revolving retail
Drawn	22,469	–	22,469	21,982	–	21,982
Undrawn commitments	51,836	–	51,836	49,140	–	49,140
Other off-balance sheet	277	–	277	293	–	293
	74,582	–	74,582	71,415	–	71,415
Other retail
Drawn	12,158	1,239	13,397	10,755	1,158	11,913
Undrawn commitments	2,546	26	2,572	2,396	28	2,424
Other off-balance sheet	9	–	9	37	–	37
	14,713	1,265	15,978	13,188	1,186	14,374
Total retail portfolios	333,368	5,010	338,378	326,816	4,612	331,428
Securitization exposures (2)	13,661	–	13,661	14,174	–	14,174
Gross credit exposure	789,007	51,983	840,990	726,835	46,975	773,810
Less: collateral held for repo-style transactions	125,368	–	125,368	101,315	–	101,315
Net credit exposure (3)	$663,639	$51,983	$715,622	$625,520	$46,975	$672,495

(1)	Includes exposures subject to the supervisory slotting approach.
(2)	Under IRB approach.
(3)

Excludes exposures arising from derivative and repo-style transactions which are cleared through QCCPs as well as credit risk exposures arising from other assets that are subject to the credit risk framework but are not included in the standardized or IRB frameworks, including other balance sheet assets which are risk-weighted at 100%, significant investments in the capital of non-financial institutions which are risk-weighted at 1250%, settlement risk, and amounts below the thresholds for deduction which are risk-weighted at 250%.

Net credit exposure increased by $43.1 billion in 2018, primarily due to business growth in our North American lending portfolios.

Exposures subject to the standardized approach

Exposures within CIBC Bank USA, CIBC FirstCaribbean and certain exposures to individuals for non-business purposes do not have sufficient historical data to support the AIRB approach for credit risk, and are subject to the standardized approach. The standardized approach utilizes a set of risk weightings defined by the regulators, as opposed to the more data intensive AIRB approach. A detailed breakdown of our standardized credit risk exposures by risk-weight category, before considering the effect of credit risk mitigation strategies and before allowance for credit losses, is provided below.

$ millions, as at October 31	Risk-weight category							2018	2017
	0%	20%	35%	50%	75%	100%	150%	Total	Total
Corporate	$–	$–	$–	$–	$–	$32,653	$114	$32,767	$28,275
Sovereign	6,454	4,314	–	107	–	711	461	12,047	11,827
Banks	–	1729	–	101	–	320	9	2,159	2,261
Real estate secured personal lending	–	–	–	–	3,552	185	8	3,745	3,426
Other retail	–	–	–	–	1,193	65	7	1,265	1,186
	$6,454	$6,043	$–	$208	$4,745	$33,934	$599	$51,983	$46,975

Trading credit exposures

We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is further explained in Note 12 to the consolidated financial statements. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.

The PD of our counterparties is estimated using models consistent with the models used for our direct lending activity. Due to the fluctuations in the market values of interest rates, exchange rates, and equity and commodity prices, counterparty credit exposure cannot be quantified with certainty at the inception of the trade. Counterparty credit exposure is estimated using the current fair value of the exposure, plus an estimate of the maximum potential future exposure due to changes in the fair value. Credit risk associated with these counterparties is managed within the same process as our lending business, and for the purposes of credit adjudication, the exposure is aggregated with any exposure arising from our lending business. The majority of our counterparty credit exposure benefits from the credit risk mitigation techniques discussed above, including daily re-margining, and posting of collateral.

We are also exposed to wrong-way risk. Specific wrong-way risk arises when CIBC receives financial collateral issued (or an underlying reference obligation of a transaction is issued) by the counterparty itself, or by a related entity that would be considered to be part of the same common risk group. General wrong-way risk arises when the exposure and/or collateral pledged to CIBC is highly correlated to that of the counterparty. Exposure to wrong-way risk with derivative counterparties is monitored by Capital Markets Risk Management. Where we may be exposed to wrong-way risk, our adjudication procedures subject those transactions to a more rigorous approval process. The exposure may be hedged with other derivatives to further mitigate the risk that can arise from these transactions.

We establish a CVA for expected future credit losses from each of our derivative counterparties. The expected future credit loss is a function of our estimates of the PD, the estimated loss in the event of default, and other factors such as risk mitigants.

Rating profile of OTC derivative mark-to-market (MTM) receivables

$ billions, as at October 31		2018		2017
	Exposure (1)
Investment grade	$6.78	87.3%	$7.19	84.1%
Non-investment grade	0.97	12.5	1.33	15.6
Watch list	0.01	0.1	0.02	0.2
Default	0.01	0.1	0.01	0.1
	$7.77	100.0%	$8.55	100.0%

(1)	MTM of the OTC derivative contracts is after the impact of master netting agreements, but before any collateral.

Concentration of exposures

Concentration of credit risk exists when a number of obligors are engaged in similar activities, or operate in the same geographic areas or industry sectors, and have similar economic characteristics so that their ability to meet contractual obligations is similarly affected by changes in economic, political, or other conditions.

Geographic distribution

The following table provides a geographic distribution of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

$ millions, as at October 31, 2018	Canada	U.S.	Europe	Other	Total
Drawn	$100,788	$35,190	$6,278	$9,043	$151,299
Undrawn commitments	37,989	8,992	2,272	1,544	50,797
Repo-style transactions	7,364	2,961	1,014	1,052	12,391
Other off-balance sheet	57,217	14,570	8,175	540	80,502
OTC derivatives	10,484	6,198	3,516	1,423	21,621
	$213,842	$67,911	$21,255	$13,602	$316,610
October 31, 2017	$183,627	$70,580	$17,057	$13,266	$284,530

Business and government exposure by industry groups

The following table provides an industry-wide breakdown of our business and government exposures under the AIRB approach, net of collateral held for repo-style transactions.

$ millions, as at October 31	Drawn	Undrawn commitments	Repo-style transactions	Other off- balance sheet	OTC derivatives	2018 Total	2017 Total
Commercial mortgages	$621	$4	$–	$–	$–	$625	$1,065
Financial institutions	39,080	5,664	11,232	72,587	13,868	142,431	129,106
Retail and wholesale	5,253	2,765	–	277	65	8,360	7,532
Business services	7,158	2,719	35	670	76	10,658	9,769
Manufacturing – capital goods	2,680	2,085	–	532	110	5,407	4,694
Manufacturing – consumer goods	3,341	1,644	–	222	31	5,238	4,909
Real estate and construction	32,216	7,518	113	1,108	73	41,028	36,067
Agriculture	5,803	1,447	–	23	46	7,319	6,936
Oil and gas	7,909	8,470	–	1,002	2,877	20,258	18,104
Mining	1,593	3,275	–	720	80	5,668	5,253
Forest products	448	522	–	159	16	1,145	1,083
Hardware and software	878	429	–	39	7	1,353	1,420
Telecommunications and cable	1,145	952	–	434	136	2,667	2,850
Broadcasting, publishing and printing	604	111	–	–	6	721	504
Transportation	3,767	2,362	–	384	570	7,083	6,729
Utilities	4,226	5,408	–	1,963	498	12,095	12,062
Education, health, and social services	2,627	981	21	122	132	3,883	3,921
Governments	31,950	4,441	990	260	3,030	40,671	32,526
	$151,299	$50,797	$12,391	$80,502	$21,621	$316,610	$284,530

As part of our risk mitigation strategy, we may use credit protection purchases as a hedge against customer or industry sector concentration. As at October 31, 2018, we had credit protection purchased totalling $158 million (2017: $155 million) related to our business and government loans.

Credit quality of portfolios

Credit quality of risk-rated portfolios

The following table provides the credit quality of our risk-rated portfolios under the AIRB approach, net of collateral held for repo-style transactions.

The obligor grade is our assessment of the creditworthiness of the obligor, without respect to the collateral held in support of the exposure. The LGD estimate would reflect our assessment of the value of the collateral at the time of default of the obligor. For slotted exposures, the slotting category reflects our assessment of both the creditworthiness of the obligor, as well as the value of the collateral.

$ millions, as at October 31				2018	2017
	EAD
Obligor grade	Corporate	Sovereign	Banks	Total	Total
Investment grade	$94,312	$63,120	$91,599	$249,031	$225,722
Non-investment grade	64,279	556	1,138	65,973	56,226
Watch list	724	–	–	724	1,173
Default	257	–	–	257	344
Total risk-rated exposure	$159,572	$63,676	$92,737	$315,985	$283,465

LGD estimate	Corporate	Sovereign	Banks	Total	Total
Less than 10%	$10,616	$53,664	$64,709	$128,989	$111,751
10% – 25%	47,656	5,757	9,950	63,363	54,440
26% – 45%	76,027	4,090	17,377	97,494	87,679
46% – 65%	24,209	106	454	24,769	28,310
66% – 100%	1,064	59	247	1,370	1,285
	$159,572	$63,676	$92,737	$315,985	$283,465
Strong				499	899
Good				99	131
Satisfactory				25	30
Weak				1	–
Default				1	5
Total slotted exposure				$625	$1,065
Total business and government portfolios				$316,610	$284,530

The total exposures increased by $32.1 billion from October 31, 2017, largely attributable to growth in our North American lending portfolios. The investment grade category increased by $23.3 billion from October 31, 2017, while the non-investment grade category was up $9.7 billion. The decrease in watch list and default exposures was largely attributable to an improvement in the corporate lending portfolios, including the oil and gas portfolio.

Credit quality of the retail portfolios

The following table presents the credit quality of our retail portfolios under the AIRB approach.

$ millions, as at October 31				2018	2017
	EAD
Risk level	Real estate secured personal lending	Qualifying revolving retail	Other retail	Total	Total
Exceptionally low	$195,324	$41,331	$4,650	$241,305	$234,716
Very low	25,887	9,063	1,156	36,106	36,506
Low	18,926	14,649	5,112	38,687	38,351
Medium	3,129	8,250	2,984	14,363	14,436
High	521	1,245	743	2,509	2,466
Default	286	44	68	398	341
	$244,073	$74,582	$14,713	$333,368	$326,816

Securitization exposures

The following table provides details on securitization exposures in our banking book, by credit ratings, under the IRB approach.

$ millions, as at October 31	2018	2017
S&P rating equivalent	EAD (1)
AAA to BBB-	$11,394	$11,196
BB+ to BB-	–	–
Below BB-	–	13
Unrated	2,261	2,960
	$13,655	$14,169

(1)	EAD under IRB approach is net of financial collateral of $6 million (2017: $5 million).

Credit quality performance

As at October 31, 2018, total loans and acceptances after allowance for credit losses were $381.7 billion (2017: $365.6 billion). Consumer loans (comprising residential mortgages, credit cards, and personal loans, including student loans) constitute 69% (2017: 71%) of the portfolio, and business and government loans (including acceptances) constitute the remainder of the portfolio.

Consumer loans were up by $2.9 billion or 1% from the prior year, primarily due to an increase in personal loans of $2.1 billion. Business and government loans (including acceptances) were up $13.2 billion or 12% from the prior year, mainly attributable to the financial institutions, and real estate and construction sectors.

Market risk

Market risk is the risk of economic financial loss in our trading and non-trading portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market making activity.

The trading book consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.

The non-trading book consists of positions in various currencies that are related to asset/liability management (ALM) and investment activities.

Policies

We have comprehensive policies for the management of market risk. These policies are related to the identification and measurement of various types of market risk, their inclusion in the trading book, and to the establishment of limits within which we monitor, manage, and report our overall exposures. Our policies also outline the requirements for the construction of valuation models, model review and validation, independent checking of the valuation of positions, the establishment of valuation adjustments, and alignment with accounting policies including MTM and mark-to-model methodologies.

Market risk limits

We have risk tolerance levels, expressed in terms of statistically based VaR measures, potential stress losses, and notional or other limits as appropriate. We use a multi-tiered approach to set limits on the amounts of risk that we can assume in our trading and non-trading activities, as follows:

•	Board limits control consolidated market risk;
•	Management limits control market risk for CIBC overall and are lower than the Board limits to allow for a buffer in the event of extreme market moves and/or extraordinary client needs;
•	Tier 2 limits control market risk at the business unit level; and
•	Tier 3 limits control market risk at the sub-business unit or desk level. Tier 3 limits are set on VaR and a variety of metrics including stress.

Management limits are established by the CRO, consistent with the risk appetite statement approved by the Board. Tier 2 and Tier 3 limits are approved at levels of management commensurate with risk assumed.

Process and control

Market risk exposures are monitored daily against approved risk limits, and control processes are in place to monitor that only authorized activities are undertaken. We generate daily risk and limit-monitoring reports, based on the previous day’s positions. Summary market risk and limit compliance reports are produced and reviewed periodically with the GRC and RMC.

Risk measurement

We use the following measures for market risk:

•

VaR enables the meaningful comparison of the risks in different businesses and asset classes. VaR is determined by the combined modelling of VaR for each of interest rate, credit spread, equity, foreign exchange, commodity, and debt specific risks, along with the portfolio effect arising from the interrelationship of the different risks (diversification effect):

•	Interest rate risk measures the impact of changes in interest rates and volatilities on cash instruments and derivatives.
•

Credit spread risk measures the impact of changes in credit spreads of provincial, municipal and agency bonds, sovereign bonds, corporate bonds, securitized products, and credit derivatives such as credit default swaps.

•	Equity risk measures the impact of changes in equity prices and volatilities, including implied market corrections.
•	Foreign exchange risk measures the impact of changes in foreign exchange rates and volatilities.
•	Commodity risk measures the impact of changes in commodity prices and volatilities, including the basis between related commodities.
•	Debt specific risk measures the impact of changes in the volatility of the yield of a debt instrument as compared with the volatility of the yield of a representative bond index.
•

Diversification effect reflects the risk reduction achieved across various financial instrument types, counterparties, currencies and regions. The extent of diversification benefit depends on the correlation between the assets and risk factors in the portfolio at a particular time.

•

Price sensitivity measures the change in value of a portfolio to a small change in a given underlying parameter, so that component risks may be examined in isolation, and the portfolio rebalanced accordingly to achieve a desired exposure.

•

Stressed VaR enables the meaningful comparison of the risks in different businesses and asset classes under stressful conditions. Changes to rates, prices, volatilities, and spreads over a 10-day horizon from a stressful historical period are applied to current positions and determine stressed VaR.

•	IRC measures the required capital due to credit migration and default risk for debt securities held in the trading portfolios.
•	Back-testing validates the effectiveness of risk measurement through analysis of observed and theoretical profit and loss outcomes.
•	Stress testing and scenario analysis provide insight into portfolio behaviour under extreme circumstances.

Trading activities

We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income or non-interest income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.

Value-at-Risk

Our VaR methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.

Although a valuable guide to risk, VaR should always be viewed in the context of its limitations. For example:

•	The use of historical data for estimating future events will not encompass all potential events, particularly those that are extreme in nature.
•

The use of a one-day holding period assumes that all positions can be liquidated or the risks offset in one day. This may not fully reflect the market risk arising at times of severe illiquidity, when a one-day period may be insufficient to liquidate or hedge all positions fully.

•	The use of a 99% confidence level does not take into account losses that might occur beyond this level of confidence.
•	VaR is calculated on the basis of exposures outstanding at the close of business and assumes no management action to mitigate losses.

The VaR table below presents market risks by type of risk and in aggregate. The risks are interrelated and the diversification effect reflects the reduction of risk due to portfolio effects among the trading positions. Our trading risk exposures to interest rates and credit spreads arise from activities in the global debt and derivative markets, particularly from transactions in the Canadian, U.S., and European markets. The primary instruments are government and corporate debt, and interest rate derivatives. The majority of the trading exposure to foreign exchange risk arises from transactions involving the Canadian dollar, U.S. dollar, Euro, pound sterling, Australian dollar, Chinese yuan, and Japanese yen, whereas the primary risks of losses in equities are in the U.S., Canadian, and European markets. Trading exposure to commodities arises primarily from transactions involving North American natural gas, crude oil products, and precious metals.

VaR by risk type – trading portfolio

$ millions, as at or for the year ended October 31				2018				2017
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$7.6	$2.9	$3.5	$4.5	$6.9	$1.8	$3.9	$4.1
Credit spread risk	2.0	0.5	1.6	1.0	3.8	0.7	0.9	2.1
Equity risk	8.4	1.7	3.7	2.8	18.5	1.8	3.1	3.3
Foreign exchange risk	4.6	0.5	1.3	1.6	10.3	0.8	1.2	3.2
Commodity risk	4.7	1.0	1.5	1.8	5.1	1.3	3.2	2.6
Debt specific risk	2.7	0.9	1.3	1.5	2.0	0.7	1.6	1.3
Diversification effect (1)	n/m	n/m	(7.9)	(7.9)	n/m	n/m	(8.8)	(10.1)
Total VaR (one-day measure)	$10.4	$4.0	$5.0	$5.3	$22.2	$3.7	$5.1	$6.5

(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Stressed VaR

The stressed VaR measure is intended to replicate the VaR calculation that would be generated for our current portfolio if the values of the relevant market risk factors were sourced from a period of stressed market conditions. The model inputs are calibrated to historical data from a continuous 12-month period of significant financial stress relevant to our current portfolio since December 2006. Our current stressed VaR period is from September 2, 2008 to August 31, 2009.

Stressed VaR by risk type – trading portfolio

$ millions, as at or for the year ended October 31				2018				2017
	High	Low	As at	Average	High	Low	As at	Average
Interest rate risk	$33.8	$6.8	$14.2	$17.4	$32.2	$6.4	$25.2	$15.1
Credit spread risk	17.9	4.0	17.9	9.6	13.8	4.1	5.6	7.9
Equity risk	7.8	0.8	6.3	3.4	11.3	0.8	1.9	2.2
Foreign exchange risk	15.5	0.5	2.7	5.3	28.2	0.6	1.8	7.1
Commodity risk	7.9	1.3	2.5	2.5	9.2	1.4	3.4	4.3
Debt specific risk	6.7	2.6	6.3	4.6	5.0	2.3	4.4	3.4
Diversification effect (1)	n/m	n/m	(33.4)	(30.4)	n/m	n/m	(35.6)	(27.9)
Stressed total VaR (one-day measure)	$22.6	$3.7	$16.5	$12.4	$35.0	$5.4	$6.7	$12.1

(1)	Stressed total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Incremental risk charge

IRC is a measure of default and migration risk for debt securities held in the trading portfolios. Our IRC methodology is a statistical technique that measures the risk of issuer migration and default over a period of one year by simulating changes in issuer credit rating. Validation of the model included testing of the liquidity horizon, recovery rate, correlation, and PD and migration.

IRC – trading portfolio

$ millions, as at or for the year ended October 31				2018				2017
	High	Low	As at	Average	High	Low	As at	Average
Default risk	$214.2	$71.5	$176.1	$143.2	$329.1	$69.4	$69.5	$110.5
Migration risk	155.5	33.3	53.1	57.6	145.1	27.3	77.9	64.0
IRC (one-year measure) (1)	$291.5	$147.8	$229.2	$200.8	$387.8	$122.2	$147.4	$174.5

(1)	High and low IRC are not equal to the sum of the constituent parts, because the highs and lows of the constituent parts may occur on different days.

Back-testing

To determine the reliability of the trading VaR model, outcomes are monitored regularly through a back-testing process to test the validity of the assumptions and the parameters used in the trading VaR calculation. The back-testing process includes calculating a hypothetical or static profit and loss and comparing that result with calculated VaR. Static profit and loss represents the change in value of the prior day’s closing portfolio due to each day’s price movements, on the assumption that the contents of the portfolio remained unchanged. The back-testing process is conducted on a daily basis at the consolidated CIBC level. Back-testing is also performed for business lines and individual portfolios.

Static profit and loss and trading losses in excess of the one-day VaR are investigated. The back-testing process, including the investigation of results, is performed by risk professionals who are independent of those responsible for development of the model.

Internal Audit also reviews our models, validation processes, and results of our back-testing. Based on our back-testing results, we are able to ensure that our VaR model continues to appropriately measure risk.

Stress testing and scenario analysis

Stress testing and scenario analysis is designed to add insight to possible outcomes of abnormal market conditions, and to highlight possible risk concentrations.

We measure the effect on portfolio values under a wide range of extreme moves in market risk factors. Our approach simulates the impact on earnings of extreme market events over a one-month time horizon, assuming that no risk-mitigating actions are taken during this period to reflect the reduced market liquidity that typically accompanies such events.

Scenarios are developed using historical market data during periods of market disruption, or are based on hypothetical impacts of economic events, political events, and natural disasters as predicted by economists, business leaders, and risk managers.

Among the historical scenarios are the 1994 period of U.S. Federal Reserve tightening, and the market events following the 2008 market crisis. The hypothetical scenarios include potential market crises originating in North America, Europe and Asia. In February 2018, a quantitative easing (QE) tapering and asset price correction scenario was introduced, which considers a potential economic slowdown as a result of combined rate hikes and QE tapering by the U.S. Federal Reserve, Bank of Canada, Bank of England, and the European Central Bank. In June 2018, an oil shock and equity correction scenario was introduced based on a constriction of supply with a rising “political premium”, which includes the reinstatement of oil sanctions against Iran by the U.S., the proxy conflict between Saudi Arabia and Iran over Yemen, and the collapse of Venezuela’s oil industry.

Below are examples of the core stress test scenarios which are currently run on a daily basis to add insight into potential exposures under stress:

• Subprime crisis and Lehman collapse – 2008	• Canada market crisis	• QE tapering and asset price correction
• U.S. Federal Reserve tightening – 1994	• U.S. protectionism	• Oil shock and equity correction
• U.S. sovereign debt default and downgrade	• Eurozone bank crisis
• Chinese hard landing	• Korean War – base

Stress testing scenarios are periodically reviewed and amended as necessary to ensure they remain relevant. Under stress limit monitoring, limits are placed on the maximum acceptable loss based on risk appetite in aggregate, at the detailed portfolio level, and for specific asset classes.

Non-trading activities

Structural interest rate risk

Structural interest rate risk primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading related businesses. Interest rate risk results from differences in the maturities or repricing dates of assets and liabilities, both on- and off-balance sheet, as well as from embedded optionality in retail products. This optionality arises predominantly from the commitment and prepayment exposures of mortgage products, non-maturity deposits and some guaranteed investment certificates products with early redemption features. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.

The Board has oversight of the management of non-trading market risk, sets the market risk appetite and annually approves the market risk limits. GALCO and its subcommittee, the Asset and Liability Management Committee, regularly review structural market risk positions and provide senior management oversight.

In addition to Board-approved limits on earnings and economic value exposure, more granular management limits are in place to guide day-to-day management of this risk. The ALM group within Treasury is responsible for the ongoing management of structural market risk across the enterprise, with independent oversight and compliance with non-trading market risk policy provided by Capital Markets Risk Management.

ALM activities are designed to manage the effects of potential interest rate movements while balancing the cost of any hedging activities on the current net revenue. The net interest income sensitivity is a measure of the impact of potential changes in interest rates on the projected 12-month pre-tax net interest income of a portfolio of assets, liabilities and off-balance sheet positions in response to prescribed parallel interest rate movements with interest rates floored at zero.

The following table shows the potential impact over the next 12 months, adjusted for structural assumptions (excluding shareholders’ equity in the calculation of the present value of shareholders’ equity), estimated prepayments and potential early withdrawals, of an immediate and sustained 100 basis point increase or decrease in all interest rates.

Beginning in 2018, CIBC has made modelling improvements which enhance the measurement of structural interest rate risk.

Structural interest rate sensitivity – measures

$ millions (pre-tax), as at October 31		2018		2017 (1)
	CAD (2)	USD	CAD (2)	USD
100 basis point increase in interest rates
Increase (decrease) in net interest income	$170	$32	$225	$58
Increase (decrease) in present value of shareholders’ equity	(396)	(230)	(354)	(84)
100 basis point decrease in interest rates
Increase (decrease) in net interest income	(246)	(58)	(289)	(118)
Increase (decrease) in present value of shareholders’ equity	316	269	276	(6)

(1)	Certain information has been restated to conform to the presentation adopted in the current year.
(2)	Includes CAD and other currency exposures.

Foreign exchange risk

Non-trading foreign exchange risk, also referred to as structural foreign exchange risk, primarily consists of the risk inherent in: (a) net investments in foreign operations due to changes in foreign exchange rates; and (b) foreign currency denominated risk-weighted assets and foreign currency denominated capital deductions. This risk, predominantly in U.S. dollars, is managed using derivative hedges and by funding the investments in matching currencies. We actively manage this position to ensure that the potential impact on our capital ratios is in accordance with the policy approved by the RMC, while giving consideration to the impact on earnings and shareholders’ equity.

Structural foreign exchange risk is managed by Treasury under the guidance of GALCO. Compliance with trading and non-trading market risk policy, as well as market risk limits, is monitored daily by Capital Markets Risk Management.

A 1% appreciation of the Canadian dollar would reduce our shareholders’ equity as at October 31, 2018 by approximately $130 million (2017: $120 million) on an after-tax basis.

Our non-functional currency denominated earnings are converted into the functional currencies through spot or forward foreign exchange transactions. Thus, there is no significant impact of exchange rate fluctuations on our consolidated statement of income.

We hedge certain foreign currency contractual expenses using derivatives which are accounted for as cash flow hedges. The net change in fair value of these hedging derivatives included in AOCI amounted to a gain of $8 million (2017: $12 million) on an after-tax basis. This amount will be released from AOCI to offset the hedged currency fluctuations as the expenses are incurred.

Derivatives held for ALM purposes

Where derivatives are held for ALM purposes, and when transactions meet the criteria specified under IFRS, we apply hedge accounting for the risks being hedged, as discussed in Notes 12 and 13 to the consolidated financial statements. Derivative hedges that do not qualify for hedge accounting treatment are referred to as economic hedges and are recorded at fair value on the consolidated balance sheet with changes in fair value recognized in the consolidated statement of income.

Economic hedges for other than FVO financial instruments may lead to income volatility because the hedged items are recorded either on a cost or amortized cost basis or recorded at fair value on the consolidated balance sheet with changes in fair value recognized in the consolidated statement of comprehensive income. This income volatility may not be representative of the overall risk.

Equity risk

Non-trading equity risk arises primarily in our strategy and corporate development activities and our merchant banking activities. The investments comprise public and private equities, investments in limited partnerships, and equity-accounted investments.

The following table provides the amortized cost and fair values of our non-trading equities:

$ millions, as at October 31		Amortized cost	Fair value
2018	Equity securities designated at FVOCI	$468	$562
	Equity-accounted investments in associates (1)	63	101
		$531	$663
2017	AFS securities	$364	$469
	Equity-accounted investments in associates (1)	313	356
		$677	$825

(1)	Excludes our equity-accounted joint ventures. See Note 25 to the consolidated financial statements for further details.

Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.

Policies

Our liquidity risk management policy requires a sufficient amount of available unencumbered liquid assets and diversified funding sources to meet anticipated liquidity needs in both normal and stressed conditions for a minimum time period as measured by CIBC’s Liquidity Horizon. CIBC subsidiaries possessing unique liquidity characteristics, due to distinct business or jurisdictional requirements, maintain local liquidity policies in alignment with CIBC’s liquidity risk management policy.

CIBC’s pledging policy sets out consolidated limits for the pledging of CIBC’s assets across a broad range of financial activities. Pledged asset limits ensure unencumbered liquid assets are available for liquidity purposes.

We maintain a detailed global CFP that sets out the strategies for addressing liquidity shortfalls in emergency and unexpected situations, and delineates the requirements necessary to manage a range of stress conditions, establishes lines of responsibility and invocation, articulates implementation and escalation procedures, and is aligned to CIBC’s risk appetite. In order to reflect CIBC’s organizational complexity, regional and subsidiary CFPs are maintained to respond to liquidity stresses unique to the jurisdictions within which CIBC operates, and support CIBC as an enterprise.

Risk measurement

Our liquidity risk tolerance is defined by our risk appetite statement, which is approved annually by the Board, and forms the basis for the delegation of liquidity risk authority to senior management. We use both regulatory-driven and internally developed liquidity risk metrics to measure our liquidity risk exposure. Internally, our liquidity position is measured using the Liquidity Horizon, which measures the future point in time when projected cumulative cash outflows exceed cash inflows under a combined CIBC-specific and market-wide stress scenario. Expected and potential anticipated inflows and outflows of funds generated from on- and off-balance sheet exposures are measured and monitored on a daily basis to ensure compliance with established limits. Contractual and behavioural on- and off-balance sheet cash flows under normal and stressed conditions are modelled and used to determine liquidity levels against the prescribed management target.

Our liquidity measurement system provides liquidity risk exposure reports that include the calculation of the Liquidity Horizon and regulatory reporting such as the LCR and Net Cumulative Cash Flow (NCCF). Our liquidity management also incorporates the monitoring of our unsecured wholesale funding position and funding capacity.

Risk appetite

CIBC’s risk appetite statement ensures prudent management of liquidity risk by outlining qualitative considerations and quantitative metrics including the LCR and Liquidity Horizon. Quantitative metrics are measured and managed to a set of GALCO-approved management limits, which are more stringent than the limits established by the RMC.

Stress testing

A key component of our liquidity risk management, and complementing our assessments of liquidity risk exposure, is liquidity risk stress testing. Liquidity stress testing involves the application of name-specific and market-wide stress scenarios at varying levels of severity to assess the amount of available liquidity required to satisfy anticipated obligations as they come due. The scenarios model potential liquidity and funding requirements in the event of unsecured wholesale funding and deposit run-off, and expected contingent liquidity utilization, as well as liquid asset marketability. Results from stress testing are also incorporated as input into the CFP review process.

Liquid assets

Available liquid assets include unencumbered cash and marketable securities from on- and off-balance sheet sources, that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.

Encumbered and unencumbered liquid assets from on- and off-balance sheet sources are summarized as follows:

$ millions, as at October 31		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2018	Cash and deposits with banks	$17,691	$–	$17,691	$686	$17,005
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	67,478	74,933	142,411	75,431	66,980
	Other debt securities	6,684	2,092	8,776	1,240	7,536
	Equities	25,018	20,641	45,659	27,859	17,800
	Canadian government guaranteed National Housing Act mortgage-backed securities	39,465	834	40,299	10,182	30,117
	Other liquid assets (2)	6,500	1,598	8,098	6,621	1,477
		$162,836	$100,098	$262,934	$122,019	$140,915
2017 (3)	Cash and deposits with banks	$14,152	$–	$14,152	$555	$13,597
	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	51,196	65,923	117,119	67,806	49,313
	Other debt securities	8,227	1,549	9,776	1,461	8,315
	Equities	31,798	16,786	48,584	24,951	23,633
	Canadian government guaranteed National Housing Act mortgage-backed securities	35,009	1,023	36,032	8,278	27,754
	Other liquid assets (2)	5,796	2,258	8,054	5,346	2,708
		$146,178	$87,539	$233,717	$108,397	$125,320

(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select ABS and precious metals.
(3)	Certain information has been restated to conform to the presentation adopted in the current year.

Asset encumbrance

In the course of CIBC’s day-to-day operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and other collateral management purposes.

Restrictions on the flow of funds

Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have separate regulatory capital and liquidity requirements, established by applicable banking and securities regulators.

We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.

Funding

CIBC funds its operations with client-sourced deposits, supplemented with a wide range of wholesale funding.

CIBC’s principal approach aims to fund its balance sheet with deposits primarily raised from personal and commercial banking channels. Personal deposits accounted for $163.9 billion as at October 31, 2018 (2017: $159.3 billion). CIBC maintains a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.

We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.

CIBC continuously evaluates opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.

GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.

Assets and liabilities

The following table provides the contractual maturity profile of our on-balance sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of CIBC’s liquidity risk exposure, however this information serves to inform CIBC’s management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at October 31, 2018	Less than 1 month	1 – 3 months	3 – 6 months	6 – 9 months	9 – 12 months	1 – 2 years	2 – 5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks	$4,380	$–	$–	$–	$–	$–	$–	$–	$–	$4,380
Interest-bearing deposits with banks	13,311	–	–	–	–	–	–	–	–	13,311
Securities	2,286	2,755	2,104	3,046	1,971	6,265	32,386	24,935	25,916	101,664
Cash collateral on securities borrowed	5,488	–	–	–	–	–	–	–	–	5,488
Securities purchased under resale agreements	20,820	11,774	2,432	6,180	242	2,002	–	–	–	43,450
Loans
Residential mortgages	2,540	4,774	9,269	11,657	11,165	53,597	106,293	7,807	647	207,749
Personal	556	643	1,159	1,106	975	226	1,560	2,263	34,570	43,058
Credit card	266	532	798	798	798	3,194	6,287	–	–	12,673
Business and government	11,177	3,474	4,894	4,625	3,507	15,658	36,545	12,802	16,873	109,555
Allowance for credit losses	–	–	–	–	–	–	–	–	(1,639)	(1,639)
Derivative instruments	1,926	3,128	1,550	1,070	1,173	2,463	4,107	6,014	–	21,431
Customers’ liability under acceptances	9,169	1,014	67	13	2	–	–	–	–	10,265
Other assets	–	–	–	–	–	–	–	–	25,714	25,714
	$71,919	$28,094	$22,273	$28,495	$19,833	$83,405	$187,178	$53,821	$102,081	$597,099
October 31, 2017	$68,633	$19,284	$19,148	$24,660	$19,187	$77,767	$185,148	$50,473	$100,964	$565,264
Liabilities
Deposits (1)	$21,817	$29,161	$34,584	$31,806	$26,432	$27,414	$52,888	$8,467	$228,446	$461,015
Obligations related to securities sold short	13,782	–	–	–	–	–	–	–	–	13,782
Cash collateral on securities lent	2,731	–	–	–	–	–	–	–	–	2,731
Obligations related to securities sold under repurchase agreements	29,227	1,483	130	–	–	–	–	–	–	30,840
Derivative instruments	1,501	2,275	1,618	957	1,292	2,365	3,905	7,060	–	20,973
Acceptances	9,200	1,014	67	13	2	–	–	–	–	10,296
Other liabilities	–	–	–	–	–	–	–	–	18,266	18,266
Subordinated indebtedness	–	–	–	–	–	–	–	4,080	–	4,080
Equity	–	–	–	–	–	–	–	–	35,116	35,116
	$78,258	$33,933	$36,399	$32,776	$27,726	$29,779	$56,793	$19,607	$281,828	$597,099
October 31, 2017	$71,445	$34,910	$40,912	$23,237	$23,940	$36,809	$49,836	$17,197	$266,978	$565,264

(1)

Comprises $163.9 billion (2017: $159.3 billion) of personal deposits of which $153.2 billion (2017: $149.5 billion) are in Canada and $10.7 billion (2017: $9.8 billion) are in other countries; $282.7 billion (2017: $266.6 billion) of business and government deposits and secured borrowings of which $211.9 billion (2017: $192.7 billion) are in Canada and $70.8 billion (2017: $73.9 billion) are in other countries; and $14.4 billion (2017: $13.8 billion) of bank deposits of which $5.9 billion (2017: $6.6 billion) are in Canada and $8.5 billion (2017: $7.2 billion) are in other countries.

Credit-related commitments

The following table provides the contractual maturity of notional amounts of off-balance sheet credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at October 31, 2018	Less than 1 month	1 – 3 months	3 – 6 months	6 – 9 months	9 – 12 months	1 – 2 years	2 – 5 years	Over 5 years	No specified maturity (1)	Total
Securities lending (2)	$39,931	$5,883	$5,736	$–	$–	$–	$–	$–	$–	$51,550
Unutilized credit commitments	1,147	5,278	2,844	2,718	3,122	10,886	46,306	2,306	150,139	224,746
Backstop liquidity facilities	–	8,750	630	726	92	309	–	13	–	10,520
Standby and performance letters of credit	1,940	2,586	2,108	3,261	1,651	427	1,139	130	–	13,242
Documentary and commercial letters of credit	35	90	49	11	14	–	–	–	–	199
	$43,053	$22,587	$11,367	$6,716	$4,879	$11,622	$47,445	$2,449	$150,139	$300,257
October 31, 2017	$39,287	$21,865	$10,724	$7,042	$4,083	$14,976	$37,280	$1,920	$143,182	$280,359

(1)	Includes $116.5 billion (2017: $111.7 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $2.7 billion (2017: $2.0 billion) for cash because it is reported on the consolidated balance sheet.

Other contractual obligations

The following table provides the contractual maturities of other contractual obligations affecting our funding needs:

$ millions, as at October 31, 2018	Less than 1 month	1 – 3 months	3 – 6 months	6 – 9 months	9 – 12 months	1 – 2 years	2 – 5 years	Over 5 years	Total
Operating leases	$41	$83	$124	$124	$122	$472	$1,289	$3,505	$5,760
Purchase obligations (1)	97	185	198	174	167	496	672	66	2,055
Pension contributions (2)	16	32	48	49	49	–	–	–	194
Underwriting commitments	176	–	–	–	–	–	–	–	176
Investment commitments	1	4	–	–	4	2	3	180	194
	$331	$304	$370	$347	$342	$970	$1,964	$3,751	$8,379
October 31, 2017	$625	$405	$386	$324	$330	$973	$1,805	$3,477	$8,325

(1)

Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(2)

Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the next annual period as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and therefore are subject to significant variability.

Operational risk

Operational risk is the risk of loss resulting from people, inadequate or failed internal processes and systems, or from external events.

As part of the normal course of business, CIBC is exposed to operational risks in its business activities and external environment. Our comprehensive Operational Risk Management Policy, supported by policies, tools, systems and governance structure, is used to mitigate operational risks. We continuously monitor our operational risk profile to ensure we are operating within CIBC’s approved risk appetite.

Operational risk management approach

Information transparency, timely escalation, clear accountability and a robust internal control environment are the principles forming the basis of the Operational Risk Management Policy, which supports and governs the processes of identifying, measuring, mitigating, monitoring, and reporting operational risks. We mitigate operational losses by consistently applying risk-based approaches and employing risk-specific assessment tools. Regular review of our risk governance structure ensures clarity of, and ownership in, key risk areas.

We use both the AMA, a risk-sensitive method prescribed by the BCBS, and the Standardized Method to quantify our operational risk exposure in the form of operational risk regulatory capital. Our AMA model determines operational risk capital using historical loss data, projected loss data from our loss scenario analysis and the assessment of internal control risks impacting our business environment. The standardized method is also used as agreed with local regulators. Our current AMA model, along with the standardized method, was approved for capital reporting commencing in fiscal 2016.

Back-testing

To ensure the AMA model is performing effectively and maintaining predictability, we back-test capital calculation results each quarter. The back-testing exercise assesses the model’s performance against internal loss data. The overall AMA methodology is also independently validated by the Model Validation group to ensure that the applied assumptions are reasonable. The validation exercise includes modelling the relevant internal loss data using alternative methods and comparing the results to the model. The model will be updated to address identified gaps, as appropriate.

Reputation and legal risk

Our reputation and financial soundness are of fundamental importance to us and to our clients, shareholders and employees.

Reputation risk is the risk of negative publicity regarding our business conduct or practices which, whether true or not, could significantly harm our reputation as a leading financial institution, or could materially and adversely affect our business, operations or financial condition.

Legal risk is risk of financial loss arising from one or more of the following factors: (a) civil, criminal or regulatory enforcement proceedings against us; (b) our failure to correctly document, enforce or comply with contractual obligations; (c) failure to comply with our legal obligations to customers, investors, employees, counterparties or other stakeholders; (d) failure to take appropriate legal measures to protect our assets or security interests; or (e) misconduct by our employees or agents.

The RMC, together with the Reputation and Legal Risks Committee and GRC, provides oversight of the management of reputation and legal risks. The identification, consideration and prudent, proactive management of potential reputation and legal risks is a key responsibility of CIBC and all of our employees.

Our Global Reputation and Legal Risks Policy sets standards for safeguarding our reputation through pro-active identification, measurement and management of potential reputation and legal risks. The policy is supplemented by business procedures for identifying and escalating transactions to the Reputation and Legal Risks Committee that could pose material reputation risk and/or legal risk.

Regulatory compliance risk

Regulatory compliance risk is the risk of CIBC’s potential non-conformance with applicable regulatory requirements.

Our regulatory compliance philosophy is to manage and mitigate regulatory compliance risk through the promotion of a strong risk and compliance culture within the parameters established by CIBC’s Risk Appetite Statement. The foundation of this approach is a comprehensive Regulatory Compliance Management (RCM) framework. The RCM framework, owned by the Chief Compliance Officer and approved by the RMC, maps regulatory requirements to internal policies, procedures and controls that govern regulatory compliance.

Our Compliance department is responsible for the development and maintenance of a comprehensive regulatory compliance program, including oversight of the RCM framework. This department is independent of business management and reports regularly to the RMC.

Primary responsibility for compliance with all applicable regulatory requirements rests with senior management of the business and functional groups, and extends to all employees. The Compliance department’s activities support those groups, with particular emphasis on regulatory requirements that govern the relationship between CIBC and its clients, or that help protect the integrity of the capital markets.